EXHIBIT 10.4
Amendments to the 1997 Stock Incentive Plan, 2000 Stock Incentive Plan and 2007 Stock Incentive Plan
     NOW THEREFORE, BE IT RESOLVED, that Section 5.2(b) of the 1997 Plan is amended to read as follows:
“(b) If (1) a tender offer to purchase for cash all the outstanding shares of common stock of the Company shall be commenced, (2) the Company shall be a party to any reorganization in which it does not survive, including a merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, or (3) the Company shall be party to any reorganization in which it does survive, including a merger, consolidation or acquisition of the stock or substantially all the assets, but in which the outstanding shares of the Company are converted into cash as a result of the transaction (in the case of clause (1), (2) or (3), the “Transaction”), the Board, in its sole discretion, may:
(i) notwithstanding any other provisions hereof, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option Agreements regarding exercisability, that all such Options shall terminate a specified period of time after the Committee gives written notice of the immediate right to exercise such Options and of the decision to terminate all Options not exercised within such period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; or
(ii) notify all Grantees that all Options or Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation; or
(iii) declare that all Options granted under the Plan that are outstanding as of the date of such declaration, shall, upon the commencement of a tender offer to purchase for cash all the outstanding shares of common stock of the Company (the “Offer”) (provided that the time of the acceptance for payment of such shares pursuant to the Offer (the “Acceptance Time”) occurs), (1) in accordance with the terms of the award agreements relating thereto, (x) become 100% vested and (y) be exercisable at any time prior to the Acceptance Time (such period, the “Option Exercise Period”), and (2) to the extent not exercised within the Option Exercise Period, at the effective time of the Transaction (the “Effective Time”), be terminated and converted into the right to receive a cash payment equal to the product of (A) the number of shares of Stock subject to such Option, multiplied by (B) the value of the consideration being paid for each share of Stock in connection with the Transaction minus the per share exercise price of such Option; provided that if the per share exercise price of an Option exceeds the value of the consideration being paid for each share of Stock, then such “out-of-the-money” Option shall be cancelled without payment of any consideration with respect thereto. For purposes hereof, all determinations of value by the Board shall conclusively be deemed valid.”

     FURTHER RESOLVED, that Section 5.2(b) of the 2000 Plan is amended to read as follows:
“(b) If (1) a tender offer to purchase for cash all the outstanding shares of common stock of the Company shall be commenced, (2) the Company shall be a party to any reorganization in which it does not survive, including a merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, or (3) the Company shall be party to any reorganization in which it does survive, including a merger, consolidation or acquisition of the stock or substantially all the assets, but in which the outstanding shares of the Company are converted into cash as a result of the transaction (in the case of clause (1), (2) or (3), the “Transaction”), the Board, in its sole discretion, may:
(i) notwithstanding any other provisions hereof, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option Agreements regarding exercisability, that all such Options shall terminate a specified period of time after the Committee gives written notice of the immediate right to exercise such Options and of the decision to terminate all Options not exercised within such period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; or
(ii) notify all Grantees that all Options or Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation; or
(iii) declare that all Options granted under the Plan that are outstanding as of the date of such declaration, shall, upon the commencement of a tender offer to purchase for cash all the outstanding shares of common stock of the Company (the “Offer”) (provided that the time of the acceptance for payment of such shares pursuant to the Offer (the “Acceptance Time”) occurs), (1) in accordance with the terms of the award agreements relating thereto (x) become 100% vested and (y) be exercisable at any time prior to the Acceptance Time (such period, the “Option Exercise Period”), and (2) to the extent not exercised within the Option Exercise Period, at the effective time of the Transaction (the “Effective Time”), be terminated and converted into the right to receive a cash payment equal to the product of (A) the number of shares of Stock subject to such Option, multiplied by (B) the value of the consideration being paid for each share of Stock in connection with the Transaction minus the per share exercise price of such Option; provided that if the per share exercise price of an Option exceeds the value of the consideration being paid for each share of Stock, then such “out-of-the-money” Option shall be cancelled without payment of any consideration with respect thereto. For purposes hereof, all determinations of value by the Board shall conclusively be deemed valid.”
     FURTHER RESOLVED, that Section 5.2(b) of the 2007 Plan is amended to read as follows:

“(b) If (1) a tender offer to purchase for cash all the outstanding shares of common stock of the Company shall be commenced, (2) the Company shall be a party to any reorganization in which it does not survive, including a merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, or (3) the Company shall be party to any reorganization in which it does survive, including a merger, consolidation or acquisition of the stock or substantially all the assets, but in which the outstanding shares of the Company are converted into cash as a result of the transaction (in the case of clause (1), (2) or (3), the “Transaction”), the Board, in its sole discretion, may:
(i) notwithstanding any other provisions hereof, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option Agreements regarding exercisability, that all such Options shall terminate a specified period of time after the Committee gives written notice of the immediate right to exercise such Options and of the decision to terminate all Options not exercised within such period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; or
(ii) notify all Grantees that all Options or Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation; or
(iii) declare that all Options granted under the Plan that are outstanding as of the date of such declaration, shall, upon the commencement of a tender offer to purchase for cash all the outstanding shares of common stock of the Company (the “Offer”) (provided that the time of the acceptance for payment of such shares pursuant to the Offer (the “Acceptance Time”) occurs), (1) in accordance with the terms of the award agreements relating thereto (x) become 100% vested and (y) be exercisable at any time prior to the Acceptance Time (such period, the “Option Exercise Period”), and (2) to the extent not exercised within the Option Exercise Period, at the effective time of the Transaction (the “Effective Time”), be terminated and converted into the right to receive a cash payment equal to the product of (A) the number of shares of Stock subject to such Option, multiplied by (B) the value of the consideration being paid for each share of Stock in connection with the Transaction minus the per share exercise price of such Option; provided that if the per share exercise price of an Option exceeds the value of the consideration being paid for each share of Stock, then such “out-of-the-money” Option shall be cancelled without payment of any consideration with respect thereto. For purposes hereof, all determinations of value by the Board shall conclusively be deemed valid.”